Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This First Amendment to Amended and Restated Credit Agreement (this “First Amendment”) is made as of this 16th day of March, 2012, by and among THE GC NET LEASE REIT OPERATING PARTNERSHIP, L.P., a Delaware limited liability company, WILL PARTNERS REIT, LLC, a Delaware limited liability company, THE GC NET LEASE (SYLMAR) INVESTORS, LLC, a Delaware limited liability company, RENFRO PROPERTIES LLC, a California limited liability company, THE GC NET LEASE (LOVELAND) INVESTORS, LLC, a Delaware limited liability company, and THE GC NET LEASE (REDMOND) INVESTORS, LLC, a Delaware limited liability company, each having an address at 2121 Rosecrans, Ste. 3321, El Segundo, California 90245 (collectively the “Borrowers” and each a “Borrower”), KEYBANK NATIONAL ASSOCIATION, as Agent (the “Agent”) on behalf of Bank of America, N.A. and the other Lenders party to the Credit Agreement from time to time, BANK OF AMERICA, N.A., as a Lender, NORTH SHORE COMMUNITY BANK & TRUST COMPANY, as a Lender, and the Subsequent Lender (as defined below).

W I T N E S S E T H:

WHEREAS, reference is hereby made to that certain Amended and Restated Credit Agreement dated as of November 18, 2011 (the “Credit Agreement”; unless otherwise defined herein, capitalized terms shall have the meanings provided in the Credit Agreement) entered into by and among the Borrowers, KeyBank National Association, as Agent, and the Lenders; and

WHEREAS, the Borrowers have requested an increase in the aggregate Commitments of the Lenders to $115,000,000.00 (the “Facility Increase”), to be effected by the admission of REGIONS BANK (the “Subsequent Lender”) as a Lender and as Documentation Agent under the Credit Agreement with a Commitment of $35,000,000. Such Facility Increase shall be effective on or about the Effective Date (as defined below).

WHEREAS, the Borrowers, the Agent and the Lenders have agreed to amend and modify the Credit Agreement as set forth herein.

NOW, THEREFORE, it is agreed by and among the Borrowers, the Agent and the Lenders as follows:

1. The definition of “Fixed Charge Coverage Ratio” in the Credit Agreement is hereby amended to add the following clause to such definition following the phrase “plus all of the Parent’s and the Borrower’s Interest Expense”:

“calculated as if the related Indebtedness was in place as of the beginning of such period”

2. Section 2.19(b)(iv) of the Credit Agreement is hereby amended to delete therefrom the reference to “Issuing Bank” so that such section reads:

“(iv) the Borrower shall have paid to the Administrative Agent all amounts then due and payable to any of the Lenders and the Administrative Agent under the Loan Documents, including the extension fee described in Section 2.11(d) hereof;”

3. A new Section 5.01(g) of the Credit Agreement is hereby added as follows:

“(g) promptly following receipt thereof, any financial information received by Borrower from any tenant at a Mortgaged Property. To the extent any tenant providing such financial information is not a publicly held company, the provision of such information shall be made subject to the acknowledgment and acceptance by any third party to whom such financial information is provided that such financial information is being disseminated on a confidential basis in accordance with Agent’s standard syndication process which shall in any event require “click through” or other affirmative action on the part of the recipient to access such financial information. Agent may use any such confidential information from tenants only in connection with performing analysis consistent with the terms of this Agreement and may disseminate such information only to its employees, affiliates, directors, members, partners, co-lenders, agents and advisors having a need for access to such information in connection therewith. Agent shall also be permitted to provide such confidential financial information to any special servicer, rating agency or other third party entitled to receive the same under the terms of any servicing agreement to which Agent is a party.”

4. The last paragraph of Section 5.14 of the Credit Agreement is hereby amended to delete the phrase “other than the Borrower” therefrom so that such paragraph reads as follows:

“Subject to the satisfaction of the provisions of this Section, any Borrower owning the Release Tract which has no other ownership interest in any of the Remaining Projects, will be released from further payment and performance of the Loans on the Partial Release Date, other than obligations under the Environmental Indemnity.”

5. Section 6.09(c) of the Credit Agreement is hereby revised to read as follows:

“(c) Indebtedness under the Mezzanine Loan;”

6. A new Article VII (q) of the Credit Agreement is hereby added as follows:

“(q) a monetary default occurs under that certain Mezzanine Credit Agreement dated as of January 31, 2012 by and among KeyBank, National Association, as administrative agent and lender, The GC Net Lease (Redmond) Member, LLC and certain affiliated entities, collectively as borrower.”

7. The first clause of Section 9.02(b) is hereby revised to read as follows:

“Neither this Agreement, nor the intercreditor agreement entered into in connection with the Mezzanine Loan, nor any provision hereof or thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders or by the Borrower and the Administrative Agent with the consent of the Required Lenders;”

8. The Subsequent Lender hereby (a) acknowledges, agrees and confirms that, by its execution of this First Amendment, it will be deemed to be a party to the Credit Agreement and a Lender for all purposes of the Credit Agreement and the other Loan Documents, and shall have all of the rights and obligations of a Lender thereunder as if it had executed the Credit Agreement and the other Loan Documents; (b) ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Loan Documents applicable to a Lender; (c) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to become a Lender under the Credit Agreement; (d) confirms that all approvals and authorizations required to permit the execution, delivery, performance and consummation by the Subsequent Lender of this First Amendment, and the performance by the Subsequent Lender as a Lender under the Credit Agreement, have been obtained; (e) represents and warrants that, as of the date of this First Amendment, each of the Credit Agreement and the Loan Documents will constitute the Subsequent Lender’s duly authorized, legal, valid, binding and enforceable obligation; (f) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other Loan Document; (g) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof together with such powers as are reasonably incidental thereto; and (h) if the Subsequent Lender is organized under the laws of a jurisdiction outside the United States, has delivered to the Administrative Agent completed and signed copies of any forms that may be required by the United States Internal Revenue Service in order to certify the Subsequent Lender’s exemption from United States withholding taxes with respect to any payments or distributions made or to be made to it in respect of the Loans or under the Credit Agreement or such other documents as are necessary to indicate that all such payments or distributions are subject to such taxes at a rate reduced by an applicable tax treaty. As of the date of this First Amendment, the Subsequent Lender shall be a party to the Credit Agreement and the other Loan Documents and, to the extent provided in this Section 3, shall have the rights and obligations of a Lender thereunder and shall have the title of “Documentation Agent”. From and after the date hereof, the Administrative Agent shall, to the extent received from the Borrowers, make all payments under the Credit Agreement in respect of the interest of the Subsequent Lender acquired pursuant to this Section 3 (including, without limitation, all payments of principal and interest with respect thereto) to the Subsequent Lender as a Lender under the Credit Agreement.

9. The Credit Agreement is hereby deemed amended to reflect the increase in the Commitments evidenced hereby and the addition of the Subsequent Lender as a Lender under the Credit Agreement, and Schedule 2.01 attached hereto is hereby substituted in lieu of the pre-existing Schedule 2.01 to the Credit Agreement, to reflect the joinder of the Subsequent Lender.

10. The Borrowers represent and warrant to the Lenders that after giving effect to this First Amendment (a) the representations and warranties of the Borrower and each other Loan Party contained in the Loan Agreement or any other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties (i) relate solely to an earlier date (in which case such representation and warranties shall have been true and correct in all material respects on and as of such earlier date) and (ii) have been modified to reflect events occurring after the date of the Loan Agreement, as same have been disclosed publicly or in writing to the Agent on or before the date hereof or are permitted or not prohibited under the Loan Documents, and (b) no event has occurred and is continuing which constitutes a Default or an Event of Default.

11. Each Borrower represents and warrants as follows:

(a)	It has taken all necessary action to authorize the execution, delivery and performance of this First Amendment.

(b)	This First Amendment has been duly executed and delivered by each Borrower and constitutes the Borrower’s legal, valid and binding obligations, enforceable in accordance with its terms.

(c)	No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by each Borrower of this First Amendment

12. Except as expressly amended hereby, the remaining terms and conditions of the Credit Agreement shall continue in full force and effect. All future references to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as amended by this First Amendment, each reference to “Lender” shall include the Subsequent Lender, and each reference to “hereof,” “hereunder,” “herein” or “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended by this First Amendment. It is intended that this First Amendment, which may be executed in multiple counterparts, shall be governed by and construed in accordance with the laws of the State of New York.

13. This First Amendment shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

14. For the purpose of facilitating the execution of this First Amendment as herein provided and for other purposes, this First Amendment may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument. Facsimile signatures shall have the same legal effect as originals.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement under seal as of the date first written above.

THE GC NET LEASE REIT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	GRIFFIN CAPITAL NET LEASE REIT, INC., a Maryland corporation, its General Partner

By: /s/ Joseph E. Miller
Name: Joseph E. Miller
Title: Authorized Officer

WILL PARTNERS REIT, LLC, a Delaware limited liability company

By:	THE GC NET LEASE REIT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, Sole Member

By: GRIFFIN CAPITAL NET LEASE REIT, INC., General Partner

By: /s/ Joseph E. Miller
Name: Joseph E. Miller
Title: Authorized Officer

THE GC NET LEASE (SYLMAR) INVESTORS, LLC, a Delaware limited liability company

By:	THE GC NET LEASE REIT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By: GRIFFIN CAPITAL NET LEASE REIT, INC., a Maryland corporation, its General Partner

By: /s/ Joseph E. Miller
Name: Joseph E. Miller
Title: Authorized Officer

[Signatures Continued on Next Page]

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

RENFRO PROPERTIES LLC, a California limited liability company

By:	THE GC NET LEASE REIT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By: GRIFFIN CAPITAL NET LEASE REIT, INC., a Maryland corporation, its General Partner

By: /s/ Joseph E. Miller
Name: Joseph E. Miller
Title: Authorized Officer

THE GC NET LEASE (LOVELAND) INVESTORS, LLC, a Delaware limited liability company

By:	THE GC NET LEASE REIT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By: GRIFFIN CAPITAL NET LEASE REIT, INC., a Maryland corporation, its General Partner

By: /s/ Joseph E. Miller
Name: Joseph E. Miller
Title: Authorized Officer

[Signatures Continued on Next Page]

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

THE GC NET LEASE (REDMOND) INVESTORS, LLC, a Delaware limited liability company

	By:	THE GC NET LEASE (REDMOND) MEMBER, LLC, a Delaware limited liability company

		By:	THE GC NET LEASE REIT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

			By:	GRIFFIN CAPITAL NET LEASE REIT, INC., a Maryland corporation, its General Partner

		By:		/s/ Joseph E. Miller
Name: Joseph E. Miller
Title: Chief Financial Officer

KEYBANK NATIONAL ASSOCIATION, as Agent and as a Lender

By:	/s/ Christopher T. Neil
Name:	Christopher T. Neil
Title:	Senior Relationship Manager

BANK OF AMERICA, N.A.

By:	/s/ James Johnson
Name:	James Johnson
Title:	Senior Vice President

NORTH SHORE COMMUNITY BANK & TRUST COMPANY

By:	/s/ Christopher J. Newton
Name:	Christopher J. Newton
Title:	Managing Director

[Signatures Continued on Next Page]

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

REGIONS BANK

By:	/s/ Lee Surtees
Name:	Lee Surtees
Title:	Director

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

Schedule 2.01

LENDER COMMITMENTS

Name	Commitments	Applicable Percentage
KEYBANK, NATIONAL ASSOCIATION	$35,000,000	30.43%

BANK OF AMERICA, N.A.	$35,000,000	30.43%

NORTH SHORE COMMUNITY BANK & TRUST COMPANY	$10,000,000	8.71%

REGIONS BANK	$35,000,000.00	30.43%
TOTAL	$115,000,000	100%

Schedule 2.01